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                                                                    Exhibit 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 6, 1999 relating to the financial statements of PolyMedica Corporation which appears in PolyMedica Corporation's Annual Report on Form 10-K for the year ended March 31, 1999.




Boston, Massachusetts
December 13, 1999

                                   /s/ PricewaterhouseCoopers LLP
                                   ------------------------------

                                   PricewaterhouseCoopers LLP